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                                                                    Exhibit 23.6




                        CONSENT OF INDEPENDENT AUDITORS



     As independent auditors, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1997 included in Commercial Bancshares Inc. and subsidiaries' Form 10-K for the year ended December 31, 1996, and all references to our Firm included in this registration statement.



                                   /s/ HARMAN, THOMPSON, MALLORY & ICE, A.C.
                                   -----------------------------------------
                                       Harman, Thompson, Mallory & Ice, A.C.
                                       Certified Public Accountants





Parkersburg, West Virginia
February 4, 1998